UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,

Albany, New York 12203

(Address of principal executive offices)

(518) 452-1242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported, on January 19, 2017, Trans World Entertainment Corporation (the “Company”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, under which the lenders party thereto committed to provide up to $75 million in loans under a five-year, secured revolving credit facility.

On October 29, 2018, the Company entered into a letter agreement (the “Letter Agreement”) with Wells Fargo in accordance with Section 10.01 of the Credit Agreement in which Wells Fargo provided consent (the “Consent”) to the Company and/or its subsidiaries’ exceeding the permitted number of store closures and related inventory dispositions as set forth in Section 7.05 of the Credit Agreement and the definition of “Permitted Disposition” therein; provided, that without further consent of Wells Fargo (i) the remaining store closures in the fiscal year ending February 2, 2019 (the “2018 Fiscal Year”) shall not exceed thirty-five (35) and (ii) 2018 Fiscal Year store closures shall not exceed sixty-eight (68) in the aggregate. After the execution of the Letter Agreement, if the Company advises Wells Fargo of a further desire and intention to close any additional stores prior to the end of the 2018 Fiscal year, such additional store closures shall be subject to the prior written consent of Wells Fargo.

The Letter Agreement provides that any stores that are closed from the signing of the Letter Agreement until the end of the 2018 Fiscal Year shall be made in accordance with liquidation agreements or formal consulting arrangements with professional liquidators or liquidation consultants reasonably acceptable to Wells Fargo.

The Letter Agreement permits the Company to include within the calculation of eligible inventory for purposes of calculating the borrowing base all inventory located in each store at which the remaining store closures and any additional store closures are being conducted; provided, that (i) the Company shall report the aggregate amount of such remaining store closure inventory as a separate line item in any borrowing base certificate delivered to Wells Fargo, and (ii) the appraisal percentage applicable to such remaining store closure inventory in each such borrowing base certificate shall be subject to adjustment on a weekly basis by Wells Fargo in such amount as may be agreed by the Company, Wells Fargo and such independent professional liquidation company engaged by the Company in connection with the remaining store closures, and in any case as Wells Fargo shall determine from time to time in the exercise of its reasonable discretion.

The preceding descriptions of the Credit Agreement and the Letter Agreement are qualified in their entirety, respectively, by reference to the copy of the Credit Agreement filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2017and the copy of the Letter Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Letter Agreement between Trans World Entertainment Corporation and Wells Fargo Bank, National Association dated as of October 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2018	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer